SECURITIES AND EXCHANGE COMMISSION
           ---------------------------------------------------------

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (date of earliest event reported)
                                February 22, 2005

                                THE STANLEY WORKS
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)





            Connecticut                   1-5244               06-0548860
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  (State or other jurisdiction       (Commission file         IRS Employer
        of incorporation                  Number)          Identification No.)







1000 Stanley Drive, New Britain, Connecticut                     06053
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   (address of principal executive offices)                   (Zip code)






Registrant's telephone number, including area code (860) 225-5111.

Item 1.01.        Entry into a Material Definitive Agreement.

Approval of Terms of 2005 Management Incentive Compensation Program

The Compensation and Organization Committee of the Board of Directors and the Board of Directors approved the 2005 management incentive compensation program, including the performance goals and criteria and the range of potential bonus payments for fiscal 2005 under such program. Exhibit 10.1 to this Current Report on Form 8-K contains a summary of the material terms of the 2005 management incentive compensation program.

Approval of Terms of Long-Term Performance Award Program for the Three Year Performance Period Ending December 29, 2007

The Compensation and Organization Committee of the Board of Directors and the Board of Directors approved a Long-Term Performance Award Program under the Stanley Works 2001 Long-Term Incentive Plan for the performance period commencing January 2, 2005 and ending December 29, 2007. Exhibit 10.2 to this Current Report on Form 8-K contains a summary of the material terms and conditions of Long-Term Performance Awards to be issued under the Stanley Works 2001 Long-Term Incentive Plan. A form of Award Agreement for long-term performance awards granted under the Long-Term Performance Award Program for the 2005 to 2007 performance period is attached as Exhibit 10.3 to this Current Report on Form 8-K. A description of the performance criteria and range of awards for certain executives is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

         10.1 Summary of Material Terms of the Management Incentive Compensation Plan.
         10.2 Summary of Material Terms and Conditions Applicable to Long-Term Performance Awards issued under the Stanley Works 2001 Long-Term Incentive Plan.
         10.3 Form of Award Agreement for the Long-Term Performance Award Program for the period January 2, 2005 through December 29, 2007.
         10.4 Description of the performance criteria and range of certain awards under the Long-Term Performance Award Program for the period January 2, 2005 through December 29, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE STANLEY WORKS


                                             By:  \s\ Bruce H. Beatt
                                                  ------------------------------
                                                   Bruce H. Beatt
                                                   Vice President, Secretary and
                                                   General Counsel


Dated:  February 25, 2005

                                  EXHIBIT INDEX

         10.1 Summary of Material Terms of the Management Incentive Compensation Plan.

         10.2 Summary of Material Terms and Conditions Applicable to Long-Term Performance Awards issued under the Stanley Works 2001 Long-Term Incentive Plan.

         10.3 Form of Award Agreement for Long-Term Performance Award Program for the period January 2, 2005 through December 29, 2007.

         10.4 Description of the performance criteria and range of certain awards under the Long-Term Performance Award Program for the period January 2, 2005 through December 29, 2007.